EXHIBIT 16.1
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March 6, 2009


Securities and Exchange Commission
Washington, DC 20549


Commissioners:

We have read Signature Eyewear, Inc.'s statements included under Item 4.01 of its Form 8-K/A filed on March 6, 2009, and we agree with such statements concerning our firm.





/s/ CROWE HORWATH LLP

CROWE HORWATH LLP